SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 28, 2003

                Date of Report (Date of earliest event reported)

                                [LOGO NW NATURAL]

                          NORTHWEST NATURAL GAS COMPANY

             (Exact name of registrant as specified in its charter)





                            Commission File No. 0-994

        OREGON                                                  93-0256722
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

                 220 N.W. SECOND AVENUE, PORTLAND, OREGON 97209
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (503) 226-4211


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Oregon General Rate Case

In November 2002, Northwest Natural Gas Company (the Company or NW Natural) filed a general rate case with the Oregon Public Utility Commission (OPUC), proposing a revenue increase of $38 million per year from Oregon operations through rate increases averaging 6.8 percent (see Part II, Item 7., "Results of Operations - Regulatory Matters," in the Company's 2002 Annual Report on Form 10-K). The proposed rates were designed to recover NW Natural's forecasted cost of service for a prospective test year beginning Oct. 1, 2003. The filing proposed a return on equity (ROE) of 11.3 percent on a capital structure including 50 percent common equity and 50 percent long-term debt and preferred stock.

On April 28, 2003, NW Natural filed a stipulation in the case representing a partial settlement between the Company and the OPUC Staff (Staff). The stipulation includes agreements with the Staff with respect to many elements of NW Natural's cost of service, including all operations and maintenance expenses and rate base investments for the prospective test year. The partial settlement does not include the issues of ROE, capital structure, the revenue forecast, NW Natural's proposal for a weather normalization mechanism, rate design, and the allocation of any revenue increase among customer classes (rate spread). The stipulation, if approved by the OPUC and if the OPUC adopts NW Natural's positions on the remaining contested issues, would have the effect of reducing NW Natural's proposed revenue increase from $38 million to about $26 million.

Also on April 28, 2003, the Staff and other parties filed their testimony in the case. The Staff presented its litigation positions on issues not settled by the stipulation, proposing an overall revenue reduction of $0.6 million, or about
0.1 percent. The Staff's positions include a revenue forecast $10 million higher than NW Natural's forecast for the prospective test period; a proposed ROE of
9.5 percent; and a proposed capital structure including 48 percent common equity and 52 percent long-term debt and preferred stock.

The schedule for the case provides for the filing of rebuttal testimony by NW Natural in June, hearings in August and a decision by the OPUC determining new rates by Oct. 1. The Company is unable to determine the extent to which the stipulation between NW Natural and the Staff, or NW Natural's proposals on the remaining contested issues, will be accepted by the OPUC.

ITEM 9.  REGULATION FD DISCLOSURE

The information in this report is being furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 1, 2003, the Company issued a press release announcing its first quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.1.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

      99.1 - Press Release of Northwest Natural Gas Company issued May 1, 2003.


FORWARD-LOOKING STATEMENTS

This report and other presentations made by the Company from time to time may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements that are other than statements of historical facts. The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. However, each such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the following important factors, among others, that could cause the actual results of the Company to differ materially from those projected in such forward-looking statements: (i) prevailing state and federal governmental policies and regulatory actions, including those of the Oregon Public Utility Commission and the Washington Utilities and Transportation Commission, with respect to allowed rates of return, industry and rate structure, purchased gas and investment recovery, acquisitions and dispositions of assets and facilities, operation and construction of plant facilities, the maintenance of pipeline integrity, present or prospective wholesale and retail competition, changes in tax laws and policies and changes in and compliance with environmental and safety laws, regulations and policies; (ii) weather conditions and other natural phenomena; (iii) unanticipated population growth or decline, and changes in market demand and demographic patterns; (iv) competition for retail and wholesale customers; (v) pricing of natural gas relative to other energy sources; (vi) risks resulting from uninsured property damage to Company property, intentional or otherwise; (vii) unanticipated changes in interest or foreign currency exchange rates or in rates of inflation; (viii) economic factors that could cause a severe downturn in certain key industries, thus affecting demand for natural gas; (ix) unanticipated changes in operating expenses and capital expenditures; (x) unanticipated changes in future liabilities relating to employee benefit plans; (xi) capital market conditions, including their effect on pension costs; (xii) competition for new energy development opportunities; (xiii) potential inability to obtain permits, rights of way, easements or other necessary authority to construct pipelines or other system expansions; and (xiv) legal and administrative proceedings and settlements. All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, also are expressly qualified by these cautionary statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or


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the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NORTHWEST NATURAL GAS COMPANY
                                           (Registrant)


Dated:  May 1, 2003                            /s/ Bruce R. DeBolt
                                           -------------------------------------
                                             Senior Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

        Exhibits               Description

        99.1     -   Press Release of Northwest Natural Gas Company issued
                     May 1, 2003.


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